Investor Presentation First Quarter Fiscal 2021 Kearny financial corp. Exhibit 99.1

Eric B. Heyer Senior Executive Vice President and Chief Operating Officer Keith Suchodolski Executive Vice President and Chief Financial Officer Craig L. Montanaro Director, President and Chief Executive Officer Presenters Kearny financial corp.

This presentation may include certain “forward-looking statements,” which are made in good faith by Kearny Financial Corp. (the “Company”) pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties, such as statements of the Company’s plans, objectives, expectations, estimates and intentions that are subject to change based on various important factors (some of which are beyond the Company’s control). In addition to the factors described under Item 1A. Risk Factors in the Company’s Annual Report on Form 10-K, the following factors, among others, could cause the Company’s financial performance to differ materially from the plans, objectives, expectations, estimates and intentions expressed in such forward-looking statements: the strength of the United States economy in general and the strength of the local economy in which the Company conducts operations, The effects of COVID-19 on our business, financial condition or results of operations, the effects of and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System, inflation, interest rates, market and monetary fluctuations, the impact of changes in laws, regulations and government policies regarding financial institutions (including laws concerning taxation, banking, securities and insurance), changes in accounting policies and practices, as may be adopted by regulatory agencies, the Financial Accounting Standards Board (“FASB”) or the Public Company Accounting Oversight Board, technological changes, competition among financial services providers and, the success of the Company at managing the risks involved in the foregoing and managing its business. The Company cautions that the foregoing list of important factors is not exhaustive. Readers should not place any undue reliance on any forward looking statements, which speak only as of the date made. The Company does not undertake any obligation to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company. Forward Looking Statements Kearny financial corp.

This presentation contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Management uses these “non-GAAP” measures in its analysis of the Company’s performance. Management believes these non-GAAP financial measures allow for better comparability of period to period operating performance. Additionally, the Company believes this information is utilized by regulators and market analysts to evaluate a company’s financial condition and therefore, such information is useful to investors. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. A reconciliation of the non-GAAP measures used in this presentation to the most directly comparable GAAP measures is provided in the Appendix to this presentation. Non-GAAP Financial Measures Kearny financial corp.

NASDAQ: KRNY Market Cap: $751.9 million1 Founded in 1884 Top 10 New Jersey-based financial institution by assets 51 full-service branches2 in 12 counties throughout northern and central New Jersey and New York City Active acquirer, having completed 7 whole-bank acquisitions since 1999 1 As of October 30, 2020 2 As of September 30, 2020 Source: S&P Global Market Intelligence & Company Filings Corporate Headquarters Fairfield, NJ 07004 Existing Branch Locations PENNSYLVANIA NEW YORK CUMBERLAND CAPE MAY ATLANTIC BURLINGTON GLOUCESTER SALEM CAMDEN MERCER HUNTERDON SOMERSET WARREN SUSSEX PASSAIC MORRIS ESSEX UNION MONMOUTH OCEAN RICHMOND KINGS HUDSON BERGEN MIDDLESEX NEW JERSEY Company Overview Kearny financial corp.

First Quarter Highlights $7.3 billion in total assets $5.0 billion in total loans $5.0 billion in total deposits $1.1 billion in total equity GAAP net income $11.4 million, core net income $15.0 million1 GAAP EPS $0.13, core EPS $0.171 GAAP ROAA 0.63%, core ROAA 0.83%1 Net interest margin expanded 4 basis points, cost of interest-bearing deposits declined by 27 basis points As of September 30, 2020 For the Quarter Ended September 30, 2020 1) Although management believes core net income, EPS and ROAA, which are non-GAAP measures, are useful to investors by providing a greater level of understanding of its business, they should not be considered a substitute for financial measures determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP financial measures that may be presented by other companies. Core net income, EPS and ROAA exclude non recurring income and expenses, including various merger related items. Refer to Appendix A for a reconciliation of GAAP to Non-GAAP measures. Source: S&P Global Market Intelligence & Company Filings Kearny financial corp.

MSB Financial Acquisition Transaction completed on July 10, 2020 Systems conversion and re-branding completed simultaneous with closing Expanded franchise into attractive Somerset and Morris county, NJ markets Tangible book value dilution of 1.4%, or 1.8% inclusive of Day 1 CECL entry Non-interest expense savings to exceed 45% Source: Company Filings Kearny financial corp.

Capital Strength Tier 1 Leverage Ratio Total Risk-Based Capital Ratio Peer group includes BDGE, BRKL, BMTC, CLBK, CNOB, DCOM, FLIC, FFIC, LBAI, EBSB, NFBK, PGC, STBA, TMP, TRST Source: S&P Global Market Intelligence & Company Filings Robust capital levels support growth and capital management activities Sizable public float and strong liquidity Index membership (ABA, Nasdaq, Russell) 25.0% 20.2% 15.0% 10.0% 5.0% 0.0% 2017FY 9.0% 20.1% 2018FY 9.4% 16.2% 2019FY 9.3% 14.1% 2021FY 8.9% 13.3% 2021Q1 9.0% 12.9% KRNY Peer Median1 40.0% 30.0% 20.0% 10.0% 1.0% 2017FY 14.2% 30.0% 2018FY 13.9% 25.8% 2019FY 13.6% 23.2% 2021FY 14.1% 23.6% 2021Q1 14.3% 22.1% KRNY Peer Median1 Kearny financial corp.

Capital Management Capital Returned to Shareholders Since FY2016, over $600 million of capital returned to shareholders via dividends and share repurchases Repurchases suspended March 2020; resumption of repurchases and additional 5% plan announced October 2020 Source: Company Filings $200,000 $150,000 $100,000 $50,000 $0 2016FY $22,286 $7,164 $29,450 2017FY $126,002 $8,370 $134,372 2018FY $142,602 $20,158 $162,760 2019FY $141,708 $34,028 $175,736 2020FY $69,782 $23,733 $93,515 2021Q1 $6,917 Repurchase of Common Stock Dividends Paid Kearny financial corp.

Earnings Performance Net Income & Return on Assets1 Earnings per Share1 1) Although management believes core net income, EPS and ROAA, which are non-GAAP measures, are useful to investors by providing a greater level of understanding of its business, they should not be considered a substitute for financial measures determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP financial measures that may be presented by other companies. Core net income, EPS and ROAA exclude non recurring income and expenses, including various merger related items. Refer to Appendix A for a reconciliation of GAAP to Non-GAAP measures. Source: S&P Global Market Intelligence & Company Filings Positive trajectory of core net income, earnings per share and return on assets $0.75 $0.60 $0.45 $0.30 $0.15 $0.00 2017FY $0.22 2018FY $0.24 2019FY $0.46 2020FY $0.55 2021Q1 $0.13 $0.17 $0.51 $0.68 Annualized Core EPS Core EPS Annualized GAAP EPS GAAP EPS $90,000 $75,000 $60,000 $45,000 $30,000 $15,000 $0 2107FY $18,603 0.40% 0.41% 2018FY $19,596 0.37% 0.54% 2019FY $ 42,142 063% 0.67% 2020FY $44,965 0.67% 0.71% 2021Q1 $11,379 $15,012 $45,516 $60,048 0.63% 0.83% 0.00% 0.15% 0.30% 0.45% 060% 0.75% 0.90% Net Income Core Net Income Core ROAA ROAA Kearny financial corp.

Deposits Consolidated 11 branches in 18 months while shifting the deposit base towards lower cost core deposit relationships Deposit Composition1 Deposit Growth 1 As of September 30, 2020 Source: S&P Global Market Intelligence & Company Filings Cost of Deposits 0.90% 39.00% 20.34% 30.98% 9.68% $5,000 $4,000 $3,000 $2,000 $1,000 $0 2017FY $1,291 $524 $847 $267 2018FY $2,017 $744 $1,001 $312 2019FY $2,204 $791 $843 $309 2020FY $1,840 $907 $1,264 $419 2021Q1 $1,996 $1,025 $1,561 $488 Certificates of deposit Saving Interest bearing DDA Noninterest bearing DDA Kearny financial corp.

Mortgage Banking 1-4 Family Avg. LTV = 59.0% Home Equity Avg. LTV = 41.0% Residential 1-4 Family Loans Sold Source: Company Filings $600,000 $500,000 $400,000 $300,000 $200,000 $100,000 $0 2017FY $713 $84,430 2018FY $742 $78,766 2019FY $524 $54,288 2020FY $3,159 $282,277 2021Q1 $1,890 $122,215 $7,558 $488,862 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 $9,000 $10,000 Annualized Principal Sold Principal Sold Annualized Gain on sale Gain on sale Kearny financial corp.

Portfolio Lending Portfolio Composition1 Geographic Distribution1 1 As of September 30, 2020 Source: S&P Global Market Intelligence & Company Filings Loan-to-Value by Real Estate Secured Segment1 Strategy designed to grow and diversify the loan portfolio; focused on C&I and construction credits with seasoned principals and superior credit metrics Lone Type Balance (000’s) Loan to Value (LTV) 1-4 Family $1,353.2 58% Multifamily $2,110.3 63% CRE $1,124.3 53% Home Equity $71.5 44% Total $4,659.4 59% Yield on Loans 4.21% 22.5% 42.2% 27.1% 1.6% 0.1% 5.1% Pennsylvania 3.4% other 2.5% New Jersey 55.2% New York38.9%1.4% 1-4 Family Home Equity Multifamily CRE C&D Consumer Commercial Kearny financial corp.

COVID Loan Deferments Source: Company Filings September 30,2020 Active Modifications # of Loans Balance Total Modifications # of Loans Balance Increase/(Decrease) # of Loans Balance Commercial loans: Multi-family mortgage 7 $15,910 143 $393,156 (136) $ (377,246) Non residential mortgage 11 41,660 168 305,841, (157) (264,181) commercial business 4 2,684 60 10,107 (56) (7,423) Construction 1 2,537 5 12,240 (4) (9,703) Total commercial loans 23 62,791 376 721,344 (353) (658,553) One- to four- family residential mortgage 36,13,866 420 156,963 (384) (143,097) Consumer loans: Home equity loans 4, 252, 47 4,603 (43) (4351) Total 63 $76,909 843 $882,910 (780) $ (806,001) Kearny financial corp.

COVID Impacted Loan Segments Source: Company Filings September 30,2020 Real-Estate Secured # of Loans Balance LTV Non- Real-Estate Secured # of Loans Balance Total # of Loans Balance (Dollars In Thousands) Hotel 4 $ 4,357 51% 7 $ 1,479 11 $ 5,836 Restaurant 15 9,805 51% 36 3,888 51 13,693 Retail shopping center 129 321,787 52% 2 55 131 321,842 Entertainment & recreation 5 5,153 45% 14 871 19 6,024 Wholesale commercial business - - N/A 15 20,569 15 20,569 Wholesale consumer unsecured - - N/A 107 202 107 202 Total 153 $ 341,102 52% 181 $27,064 334 $368,166 Kearny financial corp.

Asset Quality Trends Net Charge-Offs / Average Loans Non-Performing Assets / Total Assets Source: S&P Global Market Intelligence & Company Filings History of strong asset quality with minimal net charge-off activity 0.05% 0.04% 0.03% 0.01% 0.00% 2017FY 0.01% 2018FY 0.03% 2019FY 0.02% 2020FY 0.00% 2021Q1 0.01% 0.80% 0.60% 0.40% 0.20% 0.00% 2017FY 0.43% 2018FY 0.27% 2019FY 0.31% 2020FY 0.55% 2021Q1 0.62% Kearny financial corp.

M&A History and Strategy Experienced acquirer and integrator, having successfully completed 7 whole-bank acquisitions over the past 20 years Opportunistic acquisition strategy with an emphasis on: Low premium deals Similar or complementary business models Expansion in existing or contiguous markets Cultural compatibility Focused on limiting tangible book value dilution and earn-back periods Kearny financial corp.

Name Title Years in Banking Years at KRNY Craig L. Montanaro President & Chief Executive Officer 32 17 Eric B. Heyer Senior Executive Vice President & Chief Operating Officer 35 11 Keith Suchodolski Executive Vice President and Chief Financial Officer 19 7 Patrick M. Joyce Executive Vice President and Chief Lending Officer 35 21 Erika K. Parisi Executive Vice President and Chief Administrative Officer 29 21 Anthony V. Bilotta, Jr. Executive Vice President and Chief Banking Officer 39 2 Thomas D. DeMedici Executive Vice President and Chief Credit Officer 36 10 John V. Dunne Executive Vice President and Chief Risk Officer 40+ 4 Timothy A. Swansson Executive Vice President and Chief Technology and Innovation Officer 17 17 Executive Management Team Kearny financial corp.

Non-GAAP Reconciliation Appendix A Reconciliation of GAAP to Non-GAAP (Dollars in Thousands, Except Per Share Data) For the quarter ended September 30, 2020 Core net income Net Income (GAAP) $ 11,379 Non-recurring transactions – net of tax: Bargain purchase gain (3,053) Provision for credit losses on non-PCD loans 3,563 Merger-related expenses 3,123 Net income (non-GAAP $15,012 Core earnings per share (EPS) Weighted average common shares – basic 86,008 Weighted average common share – diluted 86,009 Earnings per share – basic (GAAP) $ 0.13 Earnings per share – diluted (GAAP) $ 0.13 Adjusted earnings per share – basic (non-GAP) $ 0.17 Adjusted earnings per share – diluted (non-GAP) $ 0.17 Core return on average assets (ROAA): Total average assets $ 7,263,202 Return on average assets (GAAP) 0.63% Adjusted return on average assets (non-GAAP) 0.83% Kearny financial corp.

Investor Presentation First Quarter Fiscal 2021 Kearny financial corp.